UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2025

HARROW, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1A Burton Hills Blvd., Suite 200
Nashville, Tennessee	37215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 733-4730

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock, $0.001 par value per share	HROW	The Nasdaq Stock Market LLC
8.625% Senior Notes due 2026	HROWL	The Nasdaq Stock Market LLC
11.875% Senior Notes due 2027	HROWM	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934: Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K of Harrow, Inc. (the “Company”) originally filed on September 26, 2025 (the “Original Report”) is being filed solely to file as exhibits the Agreement and Plan of Merger, dated September 24, 2025, by and among the Company, Harrow Acquisition Sub, Inc., Melt Pharmaceuticals, Inc. (“Melt”), and D. Brad Osborne as stockholder representative, and the related Milestone Payment Agreement, each of which were described in Item 1.01 of the Original Report. No other changes are being made to the Original Report.

For convenience, investors are reminded that the Original Report disclosed the Company’s entry into the Merger Agreement with Melt and noted that the Company expected to file the full text of the definitive agreements as an exhibit to its Quarterly Report on Form 10-Q for the three months ending September 30, 2025.

Item 9.01. Financial Statements and Exhibits to this Amendment No. 1

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated September 24, 2025, by and among Harrow, Inc., Harrow Acquisition Sub, Inc., Melt Pharmaceuticals, Inc., and D. Brad Osborne, as stockholder representative.*

10.1	Milestone Payment Agreement, dated September 24, 2025, by and between Harrow, Inc. and Melt Pharmaceuticals, Inc.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and certain exhibits to the Agreement and Plan of Merger and the Milestone Payment Agreement have been omitted pursuant to Item 601(a)(5) and/or Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Note regarding the Merger Agreement and Milestone Payment Agreement. The agreements filed as Exhibits 2.1 and 10.1 are included to provide investors with information regarding their terms. They are not intended to provide any other factual information about the parties. The representations, warranties and covenants in the agreements were made only for purposes of those agreements and as of specific dates, were solely for the benefit of the parties thereto, may be subject to limitations agreed by the parties (including being qualified by confidential disclosures), and may be subject to standards of materiality different from those applicable to investors. Investors should not rely on the representations, warranties and covenants as characterizations of the actual state of facts or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

HARROW, INC.

Dated: October 1, 2025	By:	/s/ Andrew R. Boll
Andrew R. Boll
President and Chief Financial Officer